AMENDMENT NO. 2

TO THE FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

This Amendment No. 2 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends, effective December 18, 2017, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017 (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names;

CURRENT NAME	NEW NAME
Invesco Target Date 2015 Fund	Invesco Peak Retirement™ 2015 Fund
Invesco Target Date 2020 Fund	Invesco Peak Retirement™ 2020 Fund
Invesco Target Date 2025 Fund	Invesco Peak Retirement™ 2025 Fund
Invesco Target Date 2030 Fund	Invesco Peak Retirement™ 2030 Fund
Invesco Target Date 2035 Fund	Invesco Peak Retirement™ 2035 Fund
Invesco Target Date 2040 Fund	Invesco Peak Retirement™ 2040 Fund
Invesco Target Date 2045 Fund	Invesco Peak Retirement™ 2045 Fund
Invesco Target Date 2050 Fund	Invesco Peak Retirement™ 2050 Fund
Invesco Target Date 2055 Fund	Invesco Peak Retirement™ 2055 Fund
Invesco Target Date 2060 Fund	Invesco Peak Retirement™ 2060 Fund
Invesco Target Date 2065 Fund	Invesco Peak Retirement™ 2065 Fund
Invesco Target Date Retirement Now Fund	Invesco Peak Retirement™ Now Fund

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.    Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.    All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.    Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 18, 2017.

By:	/s/ John M. Zerr
Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Alternative Strategies Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement Now Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares
Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Conservative Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Convertible Securities Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Global Low Volatility Equity Yield Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Growth Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Income Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco International Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Mid Cap Core Equity Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Moderate Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Multi-Asset Inflation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Quality Income Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Small Cap Growth Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares Investor Class Share

Invesco Peak Retirement™ 2015 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Peak Retirement™ 2020 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2025 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2030 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2035 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2040 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2045 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2050 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Peak Retirement™ 2055 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2060 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ 2065 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Peak Retirement™ Now Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares”

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